Exhibit 10.1

RR2007LP
Garfield County

ASSIGNMENT OF WORKING INTEREST
Wellbore Only

This Assignment of Working Interest ("Assignment") is made and entered into this 21st day of August, 2007 from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor") to ROCKIES REGION 2007 LIMITED PARTNERSHIP, (herein called "Assignee");

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1.  The specific undivided interest shown in Exhibit A in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified in Exhibit A. This is intended to be a "wellbore assignment." Assignee shall be entitled to receive that share of production from the well identified in Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith. Assignor expressly excepts from this Assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2.  The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and communitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1, above.

3.  The specific undivided interest shown in Exhibit A in all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in all other respects limited in the manner set forth in Paragraph 1, above.

4.  The specific undivided interest shown in Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns, forever.

This Assignment is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned. Assignor does, however, expressly intend that this Assignment convey any title that Assignor may hereafter acquire to the extent that such after-acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear its proportionate share of ail burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production there from.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described in Paragraph 1, above.

IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this instrument, with the intention that it shall be effective as of the spud date of the well specifically identified in Exhibit A.

PETROLEUM DEVELOPMENT CORPORATION
A Nevada Corporation

BY: /s/ Deward W. Gerdom
Deward W. Gerdom
Vice President

STATE OF WELD	)
	)	TO-WIT:
COUNTY OF COLORADO	)

The foregoing instrument was acknowledged before me this 21st day of August, 2007 by Deward Gerdom, as Vice President for Petroleum Development Corporation, a Nevada Corporation, for and on behalf of the Corporation. He executed the foregoing for the purposes therein contained

/s/ Carrie Eggleston
Carrie Eggleston
Notary Public-	Colorado
County of Denver
My Commission expires:	October 12, 2010

After recording, return to:

Petroleum Development Corporation
1775 Sherman Street, Suite 3000
Denver, CO 80203
Ph:  303-860-5800

Exhibit "A"	Garfield County, Colorado
Attached to and made part of that Assignment of Working Interest dated August 21, 2007 by and between
Petroleum Development Corporation and Rockies Region 2007 Limited Partnership

WELL#	WELL NAME	WORKING INT.	TWP	RNG	SEC	BHLQ/Q	SPUD DATE	LEASE #	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	REC
08011	Chevron 32D-7D	0.99981000	6S	96W	7	SWNE	1/6/2008	COL00067.000	Chevron U.S.A. Inc.	Petroleum Development Corporation	11/15/2002	1447	573	623086
08010	Chevron 32B-7D	0.99981000	6S	96W	7	SWNE	1/22/2008	COL00067.000	Chevron U.S.A. Inc.	Petroleum Development Corporation	11/15/2002	1447	573	623086
08009	Chevron 32A-7D	0.99981000	6S	96W	7	SWNW	2/4/2008	COL00067.000	Chevron U.S.A. Inc.	Petroleum Development Corporation	11/15/2002	1447	573	623086
08012	Chevron 33A-7D	0.99981000	6S	96W	7	NWSW	2/9/2008	COL00067.000	Chevron U.S.A. Inc.	Petroleum Development Corporation	11/15/2002	1447	573	623086
08013	Chevron 33B-7D	0.99981000	6S	96W	7	NWSE	2/13/2008	COL00067.000	Chevron U.S.A. Inc.	Petroleum Development Corporation	11/15/2002	1447	573	623086
08004	Chevron 33D-7D	0.99981000	6S	96W	7	NWSE	2/17/2008	COL00067.000	Chevron U.S.A. Inc.	Petroleum Development Corporation	11/15/2002	1447	573	623086
08008	Chevron 23B-7D	0.99981000	6S	96W	7	NESW	2/24/2008	COL00067.000	Chevron U.S.A. Inc.	Petroleum Development Corporation	11/15/2002	1447	573	623086
08007	Chevron 23A-7D	0.99981000	6S	96W	7	NESW	2/28/2008	COL00067.000	Chevron U.S.A. inc.	Petroleum Development Corporation	11/15/2002	1447	573	623086
08006	Chevron 22D-7D	0.99981000	6S	96W	7	SENW	3/9/2008	COL00067.000	Chevron U.S.A. Inc.	Petroleum Development Corporation	11/15/2002	1447	573	623086
07450	Puckett 31D-25D	0.99981000	6S	97W	25	NWNE	9/1/2007	COL00077.000	Puckett Land Co.	Petroleum Development Corporation	11/15/1999	1164	400	556562
07446	Puckett 31A-25D	0.99981000	6S	97W	25	NWNE	9/15/2007	COL00077.000	Puckett Land Co.	Petroleum Development Corporation	11/15/1999	1164	400	556562
07835	Puckett 42A-25D	0.99981000	6S	97W	25	SENE	10/8/2007	COL00077.000	Puckett Land Co.	Petroleum Development Corporation	11/15/1999	1164	400	556562
07839	Puckett 21D-25D	0.99981000	6S	97W	25	NENW	10/20/2007	COL00077.000	Puckett Land Co.	Petroleum Development Corporation	11/15/1999	1164	400	556562
07841	Puckett 41D-25D	0.99981000	6S	97W	25	NENE	10/21/2007	COL00077.000	Puckett Land Co.	Petroleum Development Corporation	11/15/1999	1164	400	556562
07838	Puckett 21C2-25D	0.99981000	6S	97W	25	NENW	11/1/2007	COL00077.000	Puckett Land Co.	Petroleum Development Corporation	11/15/1999	1164	400	556562
07840	Puckett 41C-25D	0.99981000	6S	97W	25	NENE	11/13/2007	COL00077.000	Puckett Land Co.	Petroleum Development Corporation	11/15/1999	1164	400	556562
07452	Puckett 32B-25D	0.99981000	6S	97W	25	SWNE	11/14/2007	COL00077.000	Puckett Land Co.	Petroleum Development Corporation	11/15/1999	1164	400	556562
07738	Puckett 21A-25D	0.99981000	6S	97W	25	NENW	11/24/2007	COL00077.000	Puckett Land Co.	Petroleum Development Corporation	11/15/1999	1164	400	556562
07455	Puckett 32D-25D	0.99981000	6S	97W	25	SWNE	11/30/2007	COL00077.000	Puckett Land Co.	Petroleum Development Corporation	11/15/1999	1164	400	556562
08003	Puckett 33D-25D	0.99981000	6S	97W	25	NWSE	1/20/2008	COL00077.000	Puckett Land Co.	Petroleum Development Corporation	11/15/1999	1164	400	556562
08002	Puckett 33C2-25D	0.99981000	6S	97W	25	NWSE	2/2/2008	COL00077.000	Puckett Land Co.	Petroleum Development Corporation	11/15/1999	1164	400	556562
07444	Puckett 11D-7D	0.99981000	7S	96W	7	NWNW	9/18/2007	COL00077.000	Puckett Land Co.	Petroleum Development Corporation	11/15/1999	1164	400	556562
07442	Puckett 11B-7D	0.99981000	7S	96W	7	NWNW	10/5/2007	COL00077.000	Puckett Land Co.	Petroleum Development Corporation	11/15/1999	1164	400	556562

Exhibit "A"	Garfield County, Colorado
Attached to and made part of that Assignment of Working Interest dated August 21, 2007 by and between
Petroleum Development Corporation and Rockies Region 2007 Limited Partnership

WELL#	WELL NAME	WORKING INT.	TWP	RNG	SEC	BHL Q/Q	SPUD DATE	LEASE #	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	REC
07440	Puckett 11A-7D	0.99981000	7S	96W	7	NWNW	10/21/2007	COL00077.000	Puckett Land Co.	Petroleum Development Corporation	11/15/1999	1164	400	556562
07438	Puckett 12A-18D	0.99981000	7S	96W	18	SWNW	8/24/2007	COL00077.000	Puckett Land Co.	Petroleum Development Corporation	11/15/1999	1164	400	556562

When Recorded Please Return To:
Petroleum Development Corporation
1775 Sherman St., Suite 3000
Denver, CO 80203
Attn: Jenni L. Muller

RR2007LP
Weld County

ASSIGNMENT OF WORKING INTEREST
Wellbore Only

This Assignment of Working Interest ("Assignment") is made and entered into this 21st day of August, 2007 from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor") to ROCKIES REGION 2007 LIMITED PARTNERSHIP, (herein called "Assignee");

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee the following:

1.   An undivided 99.981 percent (99.981%) of Assignor's right, title and interest (the "Subject Interest") in the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified in Exhibit A. This is intended to be a "wellbore assignment." Assignee shall be entitled to receive that share of production from the well identified in Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith. Assignor expressly excepts from this Assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2.   The Subject Interest in all valid unitization, pooling, operating and communitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1, above.

3.   The Subject Interest in all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in alt other respects limited in the manner set forth in Paragraph 1, above.

4.   The Subject Interest in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns, forever.

This Assignment is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned. Assignor does, however, expressly intend that this Assignment convey any title that Assignor may hereafter acquire to the extent that such after-acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production there from.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described in Paragraph 1, above.

IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this instrument, with the intention that it shall be effective as of the spud date of the well specifically identified in Exhibit A.

PETROLEUM DEVELOPMENT CORPORATION
A Nevada Corporation

BY:	/s/ Deward W. Gerdom
Deward W. Gerdom
Vice President

STATE OF WELD	)
	)	TO-WIT:
COUNTY OF COLORADO	)

The foregoing instrument was acknowledged before me this 21st day of August, 2007 by Deward Gerdom, as Vice President for Petroleum Development Corporation, a Nevada Corporation, for and on behalf of the Corporation. He executed the foregoing for the purposes therein contained.

/s/ Carrie Eggleston
Carrie Eggleston
Notary Public-	Colorado
County of Denver
My Commission expires: October 12, 2010

After recording, return to:

Petroleum Development Corporation
1775 Sherman Street, Suite 3000
Denver, CO 80203
Ph:  303-860-5800

Exhibit "A"	Weld County, Colorado
Attached to and made part of that Assignment of Working Interest dated August 21, 2007 by and between Petroleum Development Corporation and Rockies Region 2007 Limited Partnership

WELL #	WELL NAME	WORKING INT.	TWP	RNG	SEC	Q/Q	Spud Date	PDC Lease Number	Lessor	Lessee	Lease Date	Book	Rec
08237	Guttersen 32-6	0.99981000	2N	63W	6	SWNE	2/7/2008	COL00372.000	John H. Cuykendall and Edith P. Cuykendall	T.S. Pace	2/6/1970	621	1543443
08236	Guttersen 31-6	0.99981000	2N	63W	6	NWNE	2/13/2008	COL00372.000	John H. Cuykendall and Edith P. Cuykendall	T.S. Pace	2/6/1970	621	1543443
07879	Guttersen 43-6	0.99981000	3N	63W	6	NESE	8/27/2007	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
07878	Guttersen 33-6	0.99981000	3N	63W	6	NWSE	9/3/2007	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
07880	Guttersen 44-6	0.99981000	3N	63W	6	SESE	9/9/2007	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
07877	Guttersen 34-6	0.99981000	3N	63W	6	SWSE	9/14/2007	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
07875	Guttersen 23-6	0.99981000	3N	63W	6	NESW	9/20/2007	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
07876	Guttersen 24-6	0.99981000	3N	63W	6	SESW	9/25/2007	COL00374.000	L F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
07987	Guttersen 8D	0.99981000	3N	63W	8	SESE	11/2/2007	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
07986	Guttersen 34-8	0.99981000	3N	63W	8	SWSE	11/7/2007	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
07983	Guttersen 43-8	0.99981000	3N	63W	8	NESE	11/12/2007	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
07985	Guttersen 44-8	0.99981000	3N	63W	8	SESE	11/16/2007	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
07984	Guttersen 33-8	0.99981000	3N	63W	8	NWSE	11/20/2007	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
08035	Guttersen 8C	0.99981000	3N	63W	8	NWNE	1/2/2008	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
08036	Guttersen 31-8	0.99981000	3N	63W	8	NWNE	1/9/2008	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
08037	Guttersen 32-8	0.99981000	3N	63W	8	SWNE	1/15/2008	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
08038	Guttersen 42-8	0.99981000	3N	63W	8	SENE	1/21/2008	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
08201	Guttersen 33-18	0.99981000	3N	63W	18	NWSE	1/27/2008	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
08202	Guttersen 43-18	0.99981000	3N	63W	18	NESE	2/2/2008	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
08239	Guttersen 21-28	0.99981000	3N	63W	28	NENW	2/19/2008	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
08238	Guttersen 11-28	0.99981000	3N	63W	28	NWNW	2/25/2008	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
08389	Guttersen 22-28	0.99981000	3N	63W	28	SENW	3/2/2008	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
08388	Guttersen 12-28	0.99981000	3N	63W	28	SWNW	3/8/2008	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221

Exhibit "A"	Weld County, Colorado
Attached to and made part of that Assignment of Working Interest dated August 21, 2007 by and between Petroleum Development Corporation and Rockies Region 2007 Limited Partnership

WELL#	WELL NAME	WORKING INT.	TWP	RNG	SEC	Q/Q	Spud Date	PDC Lease Number	Lessor	Lessee	Lease Date	Book	Rec
08390	Guttersen 28A	0.99981000	3N	63W	28	SWNW	3/14/2008	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
71127	Guttersen 30A	0.99981000	3N	63W	30	NWNW	12/8/2007	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
71124	Guttersen 12-30	0.99981000	3N	63W	30	SWNW	12/14/2007	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
71126	Guttersen 22-30	0.99981000	3N	63W	30	SENW	12/20/2007	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
71123	Guttersen 11-30	0.99981000	3N	63W	30	NWNW	12/26/2007	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
08313	Guttersen 43-31		3N	63W	31	NESE	3/1/2008	COL00372.000	John H. Cuykendall and Edith P. Cuykendall	T.S. Pace	2/6/1970	621	1543443
08312	Guttersen 33-31	0.99981000	3N	63W	31	NWSE	3/7/2008	COL00372.000	John H. Cuykendall and Edith P. Cuykendall	T.S Pace	2/6/1970	621	1543443
08314	Guttersen 43-32	0.99981000	3N	63W	32	NESE	3/17/2008	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
08315	Guttersen 33-32	0.99981000	3N	63W	32	NWSE	3/22/2008	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
08316	Guttersen 23-33		3N	63W	33	NESW	3/12/2008	COL00373.000	Champlin Petroleum Company	Amoco Production Company	8/2/1977	806	1727554
08317	Guttersen 24-33		3N	63W	33	SESW	3/19/2008	COL00373.000	Champlin Petroleum Company	Amoco Production Company	8/2/1977	806	1727554
07903	Guttersen 34-12	0.99981000	3N	64W	12	SWSE	10/1/2007	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
07900	Guttersen 44-12	0.99981000	3N	64W	12	SESE	10/8/2007	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
07902	Guttersen 33-12	0.99981000	3N	64W	12	NWSE	10/14/2007	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
07901	Guttersen 43-12	0.99981000	3N	64W	12	NESE	10/20/2007	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
07904	Guttersen 12D	0.99981000	3N	64W	12	SESE	10/27/2007	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
71066	Guttersen 41-13	0.99981000	3N	64W	13	NENE	11/2/2007	COL00374.000	L F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
71068	Guttersen 13C	0.99981000	3N	64W	13	SENE	11/9/2007	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221

Exhibit "A"	Weld County, Colorado
Attached to and made part of that Assignment of Working Interest dated August 21, 2007 by and between Petroleum Development Corporation and Rockies Region 2007 Limited Partnership

WELL #	WELL NAME	WORKING INT.	TWP	RNG	SEC	Q/Q	Spud Date	PDC Lease Number	Lessor	Lessee	Lease Date	Book	Rec
71070	Guttersen 42-13	0.99981000	3N	64W	13	SENE	11/17/2007	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221

71067	Guttersen 31-13	0.99981000	3N	64W	13	NWNE	11/25/2007	COL00374.000	L.F Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221

71069	Guttersen 32-13	0.99981000	3N	64W	13	SWNE	12/2/2007	COL00374.000	L.F. Ranch Company	Mel C. Bedinger	7/2/1964	518	1440221
									Michael Guttersen and Henrietta Quinn
07268	Kohlhoff 33-2	0.99981000	6N	63W	2	NWSE	10/2/2007	COL00420.001	Guttersen	Petroleum Development Corporation	10/20/2006		3451368
07269	Kohlhoff 34-2	0.99981000	6N	63W	2	SWSE	10/12/2007	COL00420.002	Betty L. Campbell, individually	Petroleum Development Corporation	10/20/2006		3459448
									Tommy W. Kime and Bobetta A. Kime,
								COL00420.003	husband and wife	Petroleum Development Corporation	10/20/2006		3459454
									Henry Kohlhoff, as Trustee of the Henry
									Kohlhoff Trust for the Benefit of Anne
								COL00420.004	Marie Kohlhoff	Petroleum Development Corporation	9/10/2007		3504755
									Michael Guttersen and Henrietta Quinn
07273	Kohlhoff 44-2	0.99981000	6N	63W	2	SESE	10/6/2007	COL00420.001	Guttersen	Petroleum Development Corporation	10/20/2006		3451368
07272	Kohlhoff 43-2	0.99981000	6N	63W	2	NESE	10/19/2007	COL00420.002	Betty L. Campbell, individually	Petroleum Development Corporation	10/20/2006		3459448
									Tommy W. Kime and Bobetta A. Kime,
								COL00420.003	husband and wife	Petroleum Development Corporation	10/20/2006		3459454
									Henry Kohlhoff, as Trustee of the Henry
									Kohlhoff Trust for the Benefit of Anne
								COL00420.004	Marie Kohlhoff	Petroleum Development Corporation	9/10/2007		3504755

									James W. Rice, as Trustee of the Rice
									Family Trust, under the will of William

Exhibit "A"	Weld County, Colorado
Attached to and made part of that Assignment of Working Interest dated August 21, 2007 by and between Petroleum Development Corporation and Rockies Region 2007 Limited Partnership

WELL #	WELL NAME	WORKING INT.	TWP	RNG	SEC	Q/Q	Spud Date	PDC Lease Number	Lessor	Lessee	Lease Date	Book	Rec
08244	Cook 43-20	0.99981000	6N	63W	20	NESE	2/16/2008	COL00151.001	D. Rice	Petroleum Development Corporation	3/8/2007	3462990
									James W. Rice, as Trustee of the Rice
									Family Trust, under the will of William
08245	Cook 44-20	0.99981000	6N	63W	20	SESE	2/20/2008	COL00151.001	D. Rice	Petroleum Development Corporation	3/8/2007	3462990
									Pim Lynn Nesbitt as Trustee of the Wayne E. Nesbitt and Ethel
08246	Cook 33-20	0.99981000	6N	63W	20	NWSE	2/24/2008	COL00151.002	M. Nesbitt Revocable Trust dated May 14,1997	Petroleum Development Corporation	3/9/2005	3301778
									Brooke L. Hale & Dusty W. Hale, wife
08247	Cook 34-20	0.99981000	6N	63W	20	SWSE	2/29/2008	COL00151.003	and husband	Petroleum Development Corporation	2/27/2008
08248	Cook 20 D	0.99981000	6N	63W	20	SWSE	3/6/2008	COL00819.000	Julia M. Cook	Petroleum Development Corporation	1/17/2005	3271245

									Donald L. Carmichael and Michele M.
07216	Carmichael 43-26	0.99981000	7N	63W	26	NESE	9/22/2007	COL00053.001	Carmichael, joint tenants	Petroleum Development Corporation	7/30/2006	3436007
									Tommy W. Kime and Bobetta A. Kime,
07214	Carmichael 33-26	0.99981000	7N	63W	26	NWSE	9/26/2007	COL00053.002	husband and wife	Petroleum Development Corporation	8/13/2006	3459452
									Michael Guttersen and Henrietta Quinn
								COL00053.003	Guttersen	Petroleum Development Corporation	10/20/2006	3451369
								COL00053.004	Betty L. Campbell, individually	Petroleum Development Corporation	10/20/2006	3459445

07280	Wahlert 41-34	0.99981000	7N	63W	34	NENE	9/4/2007	COL00057.001	Wahlert Land & Livestock, LLC	Petroleum Development Corporation	10/20/2006	3451371
									Michael Guttersen and Henrietta Quinn
07281	Wahlert 42-34	0.99981000	7N	63W	34	SENE	9/8/2007	COL00057.002	Guttersen	Petroleum Development Corporation	10/20/2006

07204	Rusco 33-23	0.99981000	7N	66W	23	NWSE	8/21/2007	COL00024.000	Theodore G. Magnuson	Petroleum Development Corporation	1/15/2007	3460316

Exhibit "A"	Weld County, Colorado
Attached to and made part of that Assignment of Working Interest dated August 21, 2007 by and between Petroleum Development Corporation and Rockies Region 2007 Limited Partnership

WELL #	WELL NAME	WORKING INT.	TWP	RNG	SEC	Q/Q	Spud Date	PDC Lease Number	Lessor	Lessee	Lease Date	Book	Rec
								COL00739.000	Rusco Land & Cattle, LLC	Petroleum Development Corporation	1/29/2006		3371856

07206	Rusco 44-23	0.99981000	7N	66W	23	SESE	8/26/2007	COL00024.000	Theodore G. Magnuson	Petroleum Development Corporation	1/15/2007		3460316
07205	Rusco 43-23	0.99981000	7N	66W	23	NESE	8/31/2007	COL00739.000	Rusco Land & Cattle, LLC	Petroleum Development Corporation	1/29/2006		3371856

71008	Tracy 31-23	0.99981000	7N	66W	23	NWNE	10/23/2007	TBD	Steven A. Tracy and Cheryl A. Tracy	Petroleum Development Corporation	1/29/2006		3371857
71009	Tracy 32-23	0.99981000	7N	66W	23	SWNE	10/28/2007	COL00739.000	Rusco Land & Cattle, LLC	Petroleum Development Corporation	1/29/2006		3371856

08071	Rotharmel 33A	0.739332801	7N	66W	33	SWNW	2/24/2008	COL00745.000	Donald L Rotharmel and Joan E. Rotharmel, Husband and Wife	D. L. Percell	6/6/1980	909	1830787
									Charles F. Brett, Jr. and Jeanette
								COL00389.000	Corrigan-Brett, husband and wife	Petroleum Development Corporation	12/6/2007		3534047

									Charles F. Brett, Jr. and Jeanette
71010	Rotharmel 11-33	0.745781	7N	66W	33	NWNW	12/30/2007	COL00389.000	Corrigan-Brett, husband and wife	Petroleum Development Corporation	12/6/2007		3534047
08033	Rotharmel 12-33	0.745781	7N	65W	33	SWNW	1/4/2008	COL00745.000	Donald L. Rotharmel and Joan E. Rotharmel, Husband and Wife	D. L. Percell	6/6/1980	909	1830787

08034	Rotharmel 22-33	0.7328326	7N	65W	33	SENW	1/10/2008	COL00745.000	Donald L. Rotharmel and Joan E. Rotharmel, Husband and Wife	D. L. Percell	6/6/1980	909	1830787

									Sandra Brown Lustig, individually aka

Exhibit "A"	Weld County, Colorado
Attached to and made part of that Assignment of Working Interest dated August 21, 2007 by and between Petroleum Development Corporation and Rockies Region 2007 Limited Partnership

WELL #	WELL NAME	WORKING INT.	TWP	RNG	SEC	Q/Q	Spud Date	PDC Lease Number	Lessor	Lessee	Lease Date	Book	Rec
08070	Telarico 33C	0 99981000	7N	66W	33	NWNE	1/20/2007	COL00076.001	E. Sandra Lustig	Petroleum Development Corporation	12/13/2005	3362285

08068	Telarico 31-33	0.99981000	7N	66W	33	NWNE	1/15/2008	COL00076.002	Robyn Tsesarsky, individually	Petroleum Development Corporation	12/13/2005	3371854

08069	Hollister 32-33	0.99981000	7N	66W	33	SWNE	1/25/2008	COL00076.003	Shauna Jacobson, individually	Petroleum Development Corporation	12/13/2005	3379952
									J. Gale Moody, with executor rights and
08095	Hall 42-33	0.99981000	7N	66W	33	SENE	1/30/2008	COL00076.004	individually	Petroleum Development Corporation	12/13/2005	3379959
08072	Tolmachoff 41-33	0.99981000	7N	66W	33	NENE	2/19/2008	COL00076.005	Alex Brown, individually	Petroleum Development Corporation	12/13/2005	3377833
								COL00076.006	David L. Brown, individually	Petroleum Development Corporation	12/13/2005	3377832
									Zolman E. Brown Trust, Created under the
									Zolman E. Brown Revocable Trust dated
								COL00076.007	December 19, 1970	Petroleum Development Corporation	1/25/2007	3462989
08076	Anderson 43-34	0.99681057	7N	66W	34	NESE	3/12/2008	COL00028.000	Don Anderson Inc., a Colorado Corp.	Petroleum Development Corporation	11/27/2005	3354265
08432	Anderson 34B	0.99981000	7N	66W	34	SESW	3/19/2008	COL00026.001	Colleen G. Rossman	Petroleum Development Corporation	12/17/2005	3362282
									Richard E. Mulhern, Jr., and Elizabeth
								COL00026.002	Mulhern, husband and wife	Petroleum Development Corporation	12/17/2005	3371850
								COL00028.000	Don Anderson Inc., a Colorado Corp.	Petroleum Development Corporation	11/27/2005	3354265

08075	Anderson 34-34	0.99981000	7N	66W	34	SWSE	3/30/2008	COL00028.000	Don Anderson Inc., a Colorado Corp.	Petroleum Development Corporation	11/27/2005	3354265
08074	Anderson 33-34	0.99981000	7N	66W	34	NWSE	3/24/2008